UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COLE CORPORATE INCOME TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

General Instructions for Preparing the Election Form and Letter of Transmittal

for

Cole Corporate Income Trust, Inc. (“CCIT”)

If you receive an Election Form and Letter of Transmittal that does not have your personal account information pre-printed on page 1, please follow these instructions to supply the requested information.

•                  Type or clearly print the exact account registration and mailing address in the “Account Registration” box.

If your handwriting is illegible it may delay processing of your election or your election may be unacceptable.

•                  Indicate the total number of shares to be exchanged in the “Total Number of Shares to be Exchanged” box. Please note, if you wish to make an election on all of your shares, the total number of shares indicated must match the total number of shares in your account including all fractional shares.

•                  In the bottom right hand corner of page 1 please include your account number.  If the account has a 7-digit Custodian ID, please include the Custodian ID on page 1. An illustration for page 1 is shown below:

DESCRIPTION OF CCIT COMMON STOCK HELD
Account Registration (Please fill in, if blank)	Total Number of Shares to be Exchanged (insert total below)
John Doe and Jane Doe JTTEN 123 Main Street Anytown, US 12345	5,123.567

Account Number: 3400000123

Custodian ID: 12345678

Please refer to page 7 of the Election Form and Letter of Transmittal for complete instructions and to ensure proper completion of the form.

Important Reminder:  The election deadline is 5:00 p.m. New York Time on Monday, January 26, 2015.  Election forms not received at the office of the Exchange Agent by this deadline will not be accepted for the election offer and you will receive the default merger consideration in exchange for your CCIT shares.  All 12 pages of the form should be sent back to Wells Fargo with original signature(s).

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed merger transaction, Select Income REIT (“SIR”) has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended, and a definitive joint proxy statement/prospectus, and SIR and CCIT may file other documents with respect to the proposed transaction between SIR and CCIT. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT OR JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive joint proxy statement/prospectus has been mailed to SIR shareholders and CCIT stockholders. Investors may obtain a free copy of the registration statement, the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC (when they become available) at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com and free copies of CCIT’s filings with the SEC from its website at www.colecapital.com.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed merger of CCIT with and into SIR’s merger subsidiary, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

SIR, its Trustees and certain of its executive officers, CCIT, its directors and certain of its executive officers, Reit Management & Research LLC, SIR’s manager, and Cole Corporate Income Advisors, LLC, CCIT’s advisor, and certain of their directors, officers and employees may be deemed participants in the solicitation of proxies from SIR’s shareholders in respect of the approval of the issuance of SIR common shares in the merger and from CCIT’s stockholders in respect of the approval of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of SIR’s shareholders and CCIT’s stockholders in connection with the proposed transaction is set forth in the definitive joint proxy statement/prospectus and the other relevant documents filed by SIR and CCIT with the SEC. You can find information about SIR’s Trustees and executive officers in its definitive proxy statement for SIR’s 2014 Annual Meeting of Shareholders filed with the SEC on Schedule 14A on April 7, 2014. You can find information about CCIT’s directors and executive officers in its definitive proxy statement for CCIT’s 2014 Annual Meeting of Stockholders on Schedule 14A dated April 8, 2014 and its Current Reports on Form 8-K, which are filed with the SEC. These documents are available free of charge on the SEC’s website and from SIR or CCIT, as applicable, using the sources indicated above.

Election Form and Letter of Transmittal

with respect to

Shares of Common Stock

of

Cole Corporate Income Trust, Inc.

PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY COURIER AS PROVIDED FOR BELOW

ELECTION FORMS MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN THE ELECTION DEADLINE, WHICH IS 5:00 P.M., NEW YORK TIME, ON JANUARY 26, 2015, UNLESS EXTENDED AS PROVIDED FOR BELOW.

The Exchange Agent is:

Wells Fargo Bank, N.A.

If delivering by mail:	If delivering by courier:

Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Shareowner Services	Shareowner Services
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 64858	1110 Centre Pointe Curve, Suite 101
St. Paul, Minnesota 55164-0858	Mendota Heights, Minnesota 55120

THE INSTRUCTIONS CONTAINED WITHIN THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS COMPLETED.

This Election Form and Letter of Transmittal may be used to make an election only with respect to the shares of common stock, par value $.01 per share, of CCIT (the “CCIT Common Stock”) you hold.  You must sign this Election Form in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.  If your shares of CCIT Common Stock are held in the name of a broker, bank or other nominee, you must contact such broker, bank or other nominee, as appropriate, for assistance.

TO BE EFFECTIVE, THIS ELECTION FORM MUST BE PROPERLY COMPLETED, SIGNED, DELIVERED TO AND ACTUALLY RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS ABOVE PRIOR TO THE ELECTION DEADLINE.  IF YOU FAIL TO MAKE A VALID ELECTION PRIOR TO THE ELECTION DEADLINE, SUBJECT TO THE PRORATION AND ALLOCATION PROCEDURES AND THE OTHER TERMS AND CONDITIONS OF THE MERGER AGREEMENT (AS DEFINED BELOW), YOUR SHARES OF CCIT COMMON STOCK WILL BE CONVERTED INTO THE RIGHT TO RECEIVE THE SHARE CONSIDERATION (AS DEFINED BELOW).

By signing and submitting this Election Form and Letter of Transmittal you warrant that these shares of CCIT Common Stock will not be sold unless properly withdrawn (see Instruction 3).

DESCRIPTION OF CCIT COMMON STOCK HELD

Account Registration (Please fill in, if blank)	Total Number of Shares to be Exchanged (insert total below)

Account Number:

Custodian ID:

Dear Cole Corporate Income Trust, Inc. Stockholder:

This Election Form and Letter of Transmittal is being mailed to you as a stockholder of record of Cole Corporate Income Trust, Inc. (“CCIT”) in connection with the proposed merger (the “Merger”) of CCIT with and into SC Merger Sub LLC (“Merger Sub”), a wholly owned subsidiary of Select Income REIT (“SIR”), pursuant to the Agreement and Plan of Merger dated as of August 30, 2014 by and among CCIT, Merger Sub and SIR (such merger agreement, as may be amended from time to time, the “Merger Agreement”).

A special meeting of CCIT’s stockholders of record as of December 12, 2014 has been scheduled for January 27, 2015 for purposes of obtaining CCIT stockholders’ approval of the Merger and the other transactions contemplated by the Merger Agreement (the “CCIT Special Meeting”).  CCIT has previously mailed to you, and you should have previously received, a separate package containing a definitive Joint Proxy Statement/Prospectus dated December 23, 2014 (which includes a copy of the Merger Agreement as Annex A thereto) as well as a proxy card to vote your shares of CCIT Common Stock at the CCIT Special Meeting.  If you have not already done so, please vote your CCIT Common Stock following the voting instructions included on the proxy card.  Your vote is important.

YOU ARE ENCOURAGED TO READ CAREFULLY THE ENTIRE MERGER AGREEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANNEXES THERETO AND DOCUMENTS INCORPORATED THEREIN BY REFERENCE) CONTAINED IN THAT SEPARATE PACKAGE AND THE INSTRUCTIONS TO THE ELECTION FORM AND LETTER OF TRANSMITTAL ENCLOSED WITH THIS LETTER BEFORE VOTING YOUR CCIT COMMON STOCK OR MAKING YOUR ELECTION.

On and subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of CCIT Common Stock, other than shares held by any of CCIT’s wholly owned subsidiaries, by SIR or by any of SIR’s wholly owned subsidiaries, will be converted into the right to receive either (i) $10.50 in cash, without interest, subject to certain adjustments (the “Cash Consideration”), or (ii) 0.360 of a common share of beneficial interest, par value $.01 per share, of SIR (the “SIR Common Shares”), subject to certain adjustments set forth in the Merger Agreement (the “Share Consideration,” and together with the Cash Consideration, the “Merger Consideration”).

Subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement, CCIT stockholders may elect to receive either the Cash Consideration or the Share Consideration for each share of CCIT Common Stock held.  If a CCIT stockholder has not made an election with respect to any shares of CCIT Common Stock held by such stockholder by the Election Deadline described herein, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement, such shares will be converted into the right to receive the Share Consideration.  In addition, notwithstanding any election you make, the Share Consideration and Cash Consideration are subject to proration and adjustment in accordance with the Merger Agreement.

After reviewing the above-referenced materials, please complete the Election Form and Letter of Transmittal and return it in the accompanying envelope via mail or courier as directed in the instructions below.  The Election Form and Letter of Transmittal MUST BE RECEIVED by the Exchange Agent on or before the Election Deadline.  Unless otherwise agreed by CCIT and SIR and publicly announced, the Election Deadline, is 5:00 p.m., New York time, on January 26, 2015 (the business day immediately prior to the scheduled date of the CCIT Special Meeting) and if the CCIT Special Meeting is adjourned or postponed, the Election Deadline will be extended to 5:00 p.m., New York time, on the business day immediately prior to the date to which the CCIT Special Meeting is adjourned or postponed.  Neither SIR nor CCIT has any duty or obligation to provide written notice of any extension of the Election Deadline.  You may obtain up-to-date information regarding the Election Deadline by calling the Information Agent, toll-free, at (855) 289-3516.

Election forms must be RECEIVED by Wells Fargo Bank, N.A., as Exchange Agent, no later than 5:00 p.m., New York time, on the Election Deadline.  You bear the risk of ensuring proper and timely delivery and receipt.  The failure to comply with these procedures will result in your shares of CCIT Common Stock being converted into the right to receive the Share Consideration, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement.

Do not send your Election Form and Letter of Transmittal to SIR, CCIT or any other party other than the Exchange Agent.

THUS, IT IS CRITICAL THAT CCIT STOCKHOLDERS WHO WISH TO RECEIVE THE CASH CONSIDERATION PROMPTLY COMPLY WITH THESE ELECTION PROCEDURES.

If you have additional questions after reading these materials, please contact the Information Agent:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (855) 289-3516
Banks and Brokers Call Collect: (203) 658-9400

Complete the box(es) on the next page to make an election to receive, for each share of CCIT Common Stock you own, either (i) 0.360 of a common share of beneficial interest, par value $.01 per share, of SIR, or a SIR Common Share, subject to certain adjustments, or the Share Consideration, or (ii) $10.50 in cash, without interest, subject to certain adjustments, or the Cash Consideration.  If no box is checked, you elect to make no election or you make an election with respect to some but not all of your CCIT Common Stock, your unelected shares of CCIT Common Stock will be converted into the right to receive the Share Consideration, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement.

Your right to receive the Cash Consideration or Share Consideration will be subject to adjustment if elections to receive the Cash Consideration or Share Consideration, respectively, are oversubscribed.  No guarantee can be made that you will receive the amount of Cash Consideration or Share Consideration that you elect or that you will receive all Share Consideration if you make no election.

ELECTION CHOICES (See Instructions 1, 2 and 3)

CASH CONSIDERATION ($10.50, in cash, without interest)

☐	Mark the box to the left of this line to elect to receive the Cash Consideration with respect to ALL of your shares of CCIT Common Stock.

☐	Mark the box to the left of this line to elect to receive the Cash Consideration with respect to the following number of your shares of CCIT Common Stock. Please fill in the number of shares of CCIT
Common Stock for which you elect to receive the Cash Consideration in the box to the right.

SHARE CONSIDERATION (0.360 of a SIR Common Share)

☐	Mark the box to the left of this line to elect to receive the Share Consideration with respect to ALL of your shares of CCIT Common Stock.

☐	Mark the box to the left of this line to elect to receive the Share Consideration with respect to the following number of your shares of CCIT Common Stock. Please fill in the number of shares of CCIT
Common Stock for which you elect to receive the Share Consideration in the box to the right.

TOTAL NUMBER OF SHARES ELECTED Please fill in the aggregate number of shares of CCIT Common Stock for which you are making an election.

NO ELECTION

☐

Mark the box to the left to make no election with respect to ALL of your shares of CCIT Common Stock.  If you make no election, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement, your shares of CCIT Common Stock will be converted into the right to receive the Share Consideration.

REGARDLESS OF THE ELECTION CHOICE YOU MAKE ABOVE, IF YOU OWN DIFFERENT BLOCKS OF SHARES OF CCIT COMMON STOCK THAT YOU ACQUIRED AT DIFFERENT TIMES AND/OR AT DIFFERENT PRICES, YOU MAY CHOOSE TO COMPLETE THE CASH ALLOCATION ADDENDUM THAT IS ENCLOSED WITH THIS ELECTION FORM. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR. PLEASE RETAIN A COPY OF THIS ELECTION FORM AND LETTER OF TRANSMITTAL FOR YOUR RECORDS.

You will be deemed not to have made an election (and therefore will receive the Share Consideration with respect to your shares of CCIT Common Stock, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement) if:

A.                       You fail to follow the instructions on this “Election Form and Letter of Transmittal” or otherwise fail to properly make an election with respect to any of your CCIT Common Stock;

B.                       A properly completed “Election Form” together with your confirmation of book-entry transfer is not actually received by the Exchange Agent at or before the Election Deadline;

C.                       You properly and timely revoke a prior election without making a new election; or

D.                      You check the “No Election” box above.

SIGNATURE(S) REQUIRED.  Signature of Registered Holder(s) or Agent

By signing below, I represent and warrant as follows:

(1)  I have full power and authority to surrender and exchange the shares of CCIT Common Stock transferred in book-entry form, free and clear of all liens, claims and encumbrances. I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my shares of CCIT Common Stock.

(2)   I understand that neither surrender nor an election is made in acceptable form until receipt by the Exchange Agent of this Election Form and Letter of Transmittal, duly completed and manually signed. I agree that all questions as to validity, form and eligibility of any surrender of my shares of CCIT Common Stock will be determined by the Exchange Agent.

(3)   I understand that, pending the completion of the Merger, I may not and shall not sell or otherwise transfer the shares of CCIT Common Stock subject to this Election Form and Letter of Transmittal unless the Merger Agreement is terminated or I properly revoke this election prior to the Election Deadline.

(4)  I acknowledge that, until I properly exchange the shares of CCIT Common Stock in book-entry form to which this Election Form and Letter of Transmittal relates, I will not receive any consideration issuable or payable in connection with the Merger.

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
STOCKHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))

Name(s)

Capacity (Full Title)
(See Instruction 7)
Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

GUARANTEE OF SIGNATURE(S) (If required—See Instructions 7 and 8) APPLY MEDALLION GUARANTEE STAMP BELOW

Request for Taxpayer Identification Number and Certification — Substitute Form W-9
Certification: Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	Social Security Number ☐☐☐ - ☐☐ - ☐☐☐☐

2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

Employer Identification Number ☐☐ / ☐☐☐☐☐☐☐

3.   I am a U.S. citizen or other U.S. person (as defined in the instructions below), and

4.   I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN.

Required: Check appropriate box for federal tax classification:

☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate

☐  Limited liability company.  Enter tax classification (C=C corporation, S=S corporation, P=partnership):

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:	Date:

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (E.G. FOREIGN CORPORATION, PARTNERSHIP OR TRUSTS): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. COMPLETE THE ENCLOSED FORM W-8BEN OR OTHER APPLICABLE FORM W-8.  FORMS W-8 MAY BE OBTAINED AT WWW.IRS.GOV OR BY CALLING 800-380-1372. COMPLETE AND RETURN THE FORM W-8 CERTIFICATION OF FOREIGN STATUS. FAILURE TO DO SO WILL SUBJECT YOU TO FEDERAL BACKUP WITHHOLDING AT THE CURRENT APPLICABLE RATE.

SPECIAL PAYMENT INSTRUCTIONS
(See Instruction 10)	SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the consideration to be received for the shares of CCIT Common Stock (check and shares) is to be issued in the name of someone other than the undersigned.

To be completed ONLY if the consideration to be received for the shares of CCIT Common Stock (check and shares) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of CCIT Common Stock.”

Issue To:	Mail To:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Recipient must complete Substitute Form W-9 above)	(Include Zip Code)

INSTRUCTIONS TO ELECTION FORM AND LETTER OF TRANSMITTAL
(Please read carefully all of the instructions below)

1. Delivery; Election Deadline.  For any election contained herein to be considered, you must deliver this Election Form and Letter of Transmittal, properly completed in accordance with these instructions and signed, together with any other documentation reasonably requested by the Exchange Agent, to the Exchange Agent at one of the following addresses so that it is actually received by the Exchange Agent at or prior to the Election Deadline.

If delivering by mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858	If delivering by courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

Do not send such materials to SIR, CCIT or any other party because they will not be forwarded to the Exchange Agent and your election will be invalid. The method of delivery is at the option and risk of the exchanging stockholder. Registered mail, appropriately insured, with return receipt requested, is suggested. A return envelope is enclosed for your convenience. Delivery shall be effected, and risk of loss and title will pass, only upon proper delivery of the book-entry shares to, and actual receipt by, the Exchange Agent.

The deadline for receipt of election forms by the Exchange Agent, or the Election Deadline, is 5:00 p.m., New York time, on January 26, 2015, and if the CCIT Special Meeting is adjourned or postponed, the Election Deadline will be extended to 5:00 p.m., New York time, on the last business day immediately prior to the date to which the CCIT Special Meeting is adjourned or extended.  The Election Deadline may be extended by mutual agreement of SIR and CCIT in which case SIR and CCIT will promptly publicly announce such extension of the Election Deadline by press release. Neither SIR nor CCIT has any duty or obligation to provide written any notice of any extension of the Election Deadline.  You may also obtain up-to-date information regarding the Election Deadline by calling the Information Agent, toll-free, at (855) 289-3516.

Election forms must be RECEIVED by the Exchange Agent no later than 5:00 p.m., New York time, on the Election Deadline.  You bear the risk of ensuring proper and timely delivery. The failure to comply with these procedures will result in your shares of CCIT Common Stock being converted into the right to receive the Share Consideration, subject to the proration and allocation procedures and the other terms and conditions of the Merger Agreement. THUS, IT IS CRITICAL THAT CCIT STOCKHOLDERS WHO WISH TO RECEIVE THE CASH CONSIDERATION PROMPTLY COMPLY WITH THESE ELECTION PROCEDURES. Do not send your election materials to SIR, CCIT or any other party.

The Exchange Agent, in its sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2. Election Procedure.  To properly complete this “Election Choices” box (i) you must indicate the number of shares of CCIT Common Stock owned by you and whether, with respect to each share of CCIT Common Stock, you are electing to receive either the Cash Consideration or the Share Consideration or making no election, and (ii) your name and address must be set forth, and you must sign on the signature line, in the box titled “Name(s) and Address(es) of Registered Holder(s).”

3. Revocation or Change of Election Form.  Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. No election may be revoked or changed after the Election Deadline unless and until the Merger Agreement is terminated. See Instruction 6.

4. Fractional Shares.  In lieu of fractional SIR Common Shares, each shareholder who would otherwise be entitled to a fractional SIR Common Share will be paid an amount in cash, without interest, as explained in the Joint Proxy Statement/Prospectus.

5. Allocation and Proration Procedures.  The maximum aggregate number of shares of CCIT Common Stock that may be converted into the right to receive the Cash Consideration is 60% of the number of shares of CCIT Common Stock issued and outstanding immediately prior to the Effective Time (the “Maximum Cash Conversion Number”). The minimum aggregate number of shares of CCIT Common Stock that would be converted into the right to receive the Cash Consideration is 40% of the number of shares of CCIT Common Stock issued and outstanding immediately prior to the Effective Time (the “Minimum Cash Conversion Number”).

If the aggregate number of shares of CCIT Common Stock electing to receive the Cash Consideration exceeds the Maximum Cash Conversion Number or is less than the Minimum Cash Conversion Number, notwithstanding elections made by holders of CCIT Common Stock, the Cash Consideration and the Share Consideration will be allocated in accordance with the proration and allocation procedures set forth in the Merger Agreement so that the aggregate number of shares of CCIT Common Stock receiving the Cash Consideration does not exceed the Maximum Cash Conversion Number and is not less than the Minimum Cash Conversion Number.  As a result, you may receive the Cash Consideration or the Share Consideration in amounts that are different from the amounts you elect to receive. For example, (i) if all CCIT stockholders elect to receive the Cash Consideration for all of their shares of CCIT Common Stock, a CCIT stockholder who owns 100 shares of CCIT Common Stock prior to the Effective Time would receive, notwithstanding such stockholder’s election, $630.00 in cash (60% - representing the Maximum Cash Conversion Number - of 100 shares = 60 x $10.50/share) and 14 SIR Common Shares (40% of 100 shares = 40 x 0.360), plus cash for any fractional shares, or (ii) if all CCIT stockholders elect to receive the Share Consideration for all of their shares of CCIT Common Stock, a CCIT stockholder who owns 100 shares of CCIT Common Stock prior to the Effective Time would receive, notwithstanding such stockholder’s election, $420.00 in cash (40% - representing the Minimum Cash Conversion Number - of 100 shares = 40 x $10.50/share) and 21 SIR Common Shares (60% of 100 shares = 60 x 0.360), plus cash for any fractional shares.

The Merger Consideration also may be adjusted in the event that SIR pays a special distribution to its stockholders or CCIT pays a special distribution to its stockholders prior to the closing date.

6. Termination of Merger Agreement.  In the event of termination of the Merger Agreement, the Exchange Agent will promptly return your shares of CCIT Common Stock through a book-entry transfer.

7. Signatures.  If this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares to be exchanged, the signature(s) must correspond exactly with the name(s) as recorded by the transfer agent for shares held in book entry representing such shares, without alteration, enlargement or any change whatsoever. If any of the shares to be exchanged hereby are owned by two or more joint owners, all such owners must sign the Election Form and Letter of Transmittal exactly as recorded by the transfer agent for shares held in book entry or as reflected on the stock certificate representing such shares. If any shares are registered in different names, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Any Election Form and Letter of Transmittal executed by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or others acting in a fiduciary capacity who is (are) not identified as such to the registration must be accompanied by proper evidence of the signatory’s authority to act.

8. Guarantee of Signatures.  No signature guarantee is required on this Election Form and Letter of Transmittal if this Election Form and Letter of Transmittal is signed by the registered holder(s); and the shares and/or cash remitted pursuant to this Election Form and Letter of Transmittal will be issued to the registered holder(s). This includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of such shares.

In all other cases, all signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program, or an Eligible Institution.

9. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of shares of CCIT Common Stock and any other required information should be listed on a separate signed schedule attached hereto.

10. Special Payment.  If a check or shares are to be issued in the name of a person other than the signer of this Election Form and Letter of Transmittal, the appropriate boxes on this Election Form and Letter of Transmittal must be completed and signatures must be guaranteed as described in Instructions 7 and 8. Tax implications apply to the registered holder at the time of transfers unless gift or inheritance rules apply. For tax-related information or questions, contact your tax advisor.

11. Substitute Form W-9.  To properly exchange your shares of CCIT Common Stock and receive the Merger Consideration, stockholders are required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. The purpose of this form is explained under “Important Tax Information.” The stockholder must, under penalties of perjury, certify that such TIN is correct and that such stockholder is not subject to backup withholding of federal income tax. If a stockholder is subject to backup withholding, such stockholder must cross out Item (2) on the Substitute Form W-9.

Certain stockholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign (“nonresident alien”) stockholder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. We cannot accept a facsimile, photocopy or scanned image of a Form W-8BEN.

12. Cash Allocation Addendum (Optional). If you own different blocks of shares of CCIT Common Stock that you acquired at different times and/or at different prices, you may (but are not obligated to) complete the Cash Allocation Addendum included herein and return it together with your Election Form to specify the order of priority in which your different blocks of shares of CCIT Common Stock are to be exchanged for the Cash Consideration you receive pursuant to the Merger, if any. The Cash Allocation Addendum is solely for your individual tax position and will have no effect on CCIT or SIR or any of their affiliates. In particular, the Cash Allocation Addendum will have no effect on the amount of the Cash Consideration or Share Consideration you will receive pursuant to the Merger, which will be determined solely by the election you make with respect to your shares and the proration and reallocation procedures described in the Joint Proxy Statement/Prospectus and as provided in the Merger Agreement. Neither CCIT nor SIR, nor any of their respective affiliates, advisors or representatives can provide you with any assurance about the effects of submitting the Cash Allocation Addendum, including whether the IRS will accept the Cash Allocation Addendum as a basis for the tax treatment to you of your receipt of the Merger Consideration. Stockholders are urged to consult their own tax advisor before completing and signing the Cash Allocation Addendum. If you complete the Cash Allocation Addendum please retain a copy for your records.

IMPORTANT TAX INFORMATION

Under the federal income tax law, unless an exemption applies, a stockholder who submits their shares of CCIT Common Stock to the Exchange Agent to be exchanged for the Merger Consideration is required to provide the Exchange Agent with such stockholder’s correct TIN on the enclosed Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder’s Social Security Number. If a stockholder is subject to backup withholding, such stockholder must cross out Item (2) on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder may be subject to backup withholding based on 28% of the reportable amount.

Certain stockholders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN. Intermediary entities will provide a Form W-8IMY for the entity and a Form W-8BEN or Form W-9 for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold a percentage of any reportable payments made to the stockholder at the applicable federal withholding rate. If the Cash Consideration received by the stockholder is not sufficient to cover the withholding liability, the applicable withholding agent will collect the amount required to be withheld by reducing to cash for remittance to the IRS a sufficient portion of the property that the stockholder would otherwise receive, and the stockholder may bear brokerage or other costs for this withholding procedure.  Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS when completing a tax return for that applicable year, based on the withholding amount reported on the Form 1099.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to CCIT Common Stock exchanged pursuant to the Merger Agreement, the stockholder is required to notify the Exchange Agent of such stockholder’s correct TIN (or the TIN of another payee) by completing the Substitute Form W-9 enclosed certifying that the TIN provided is correct.

What Number to Give the Exchange Agent

The stockholder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the CCIT Common Stock. If the shares of CCIT Common Stock are in more than one name, or are not in the name of the actual owner, consult the enclosed for additional guidelines on which number to report. Non-individual U.S. entities (such as an estate or partnership) will provide an Employer Identification Number (“EIN”).

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

CASH ALLOCATION ADDENDUM (OPTIONAL)

This optional Cash Allocation Addendum (the “Addendum”) applies to holders of the CCIT Common Stock who hold different blocks of shares of CCIT Common Stock that were acquired at different times and/or at different prices. Any realized gain or loss to such stockholders pursuant to the Merger will be determined separately for each block of shares of CCIT Common Stock, and a loss realized on the exchange of one block of shares cannot be used to offset a gain realized on the exchange of another block of shares. Regardless of what election you make with respect to your shares of CCIT Common Stock, you may receive a combination of Merger Consideration that includes Cash Consideration, given the proration and reallocation procedures described in the proxy statement/prospectus and as provided in the Merger Agreement. Moreover, at the time you submit your Election Form, you will not know the extent to which such proration and reallocation procedures will impact the combination of Merger Consideration you receive, and therefore you will not know how many of your shares of CCIT Common Stock will be exchanged for Cash Consideration. You may designate, on the table below, the order of priority in which your different blocks of shares of CCIT Common Stock are to be exchanged for Cash Consideration you receive pursuant to the Merger, if any.

If you choose to submit this Addendum, please read the instructions set forth below, and then complete, sign and return this Addendum together with your Election Form. THIS ADDENDUM IS SOLELY FOR YOUR INDIVIDUAL TAX POSITION AND WILL HAVE NO EFFECT ON CCIT OR SIR OR ANY OF THEIR AFFILIATES. IN PARTICULAR, NOTHING IN THIS ADDENDUM WILL AFFECT THE AMOUNT OF CASH CONSIDERATION OR SHARE CONSIDERATION YOU RECEIVE PURSUANT TO THE MERGER, WHICH WILL BE DETERMINED SOLELY BY THE ELECTION YOU MAKE WITH RESPECT TO YOUR SHARES AND THE PRORATION AND REALLOCATION PROCEDURES DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS AND AS PROVIDED IN THE MERGER AGREEMENT. MOREOVER, THIS ADDENDUM IS PROVIDED SOLELY FOR THE CONVENIENCE OF CCIT STOCKHOLDERS, AND NEITHER CCIT, SIR, NOR ANY OF THEIR AFFILIATES, ADVISORS OR REPRESENTATIVES IS PROVIDING ANY TAX ADVICE BY MAKING THIS ADDENDUM AVAILABLE TO YOU. NEITHER CCIT NOR SIR, NOR ANY OF THEIR RESPECTIVE AFFILIATES, ADVISORS OR REPRESENTATIVES, CAN PROVIDE YOU WITH ANY ASSURANCE ABOUT THE EFFECTS OF SUBMITTING THE CASH ALLOCATION ADDENDUM AND ANY DESIGNATION MADE ON THIS ADDENDUM, INCLUDING WHETHER THE IRS WILL ACCEPT THE CASH ALLOCATION ADDENDUM AS A BASIS FOR THE TAX TREATMENT TO YOU OF YOUR RECEIPT OF MERGER CONSIDERATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR.

Order of Priority for Allocation of Cash Consideration to Blocks of Shares of CCIT Common Stock

Purchase Date	Number of Shares	Price per Share	Total Purchase Price

1.

2.

3.

4.

5.

INSTRUCTIONS FOR COMPLETING THIS ADDENDUM:

1.             The chart expresses your intent that Cash Consideration will be treated as being allocated first to all the shares of CCIT Common Stock in Block Number 1, then to all the shares of CCIT Common Stock in Block Number 2, and so on until all of the Cash Consideration you receive is allocated by this Addendum or until no more blocks of shares are designated by this Addendum and that if there is enough Cash Consideration to exchange for some but not all of the shares in a particular block, that Cash Consideration will be allocated to the maximum possible number of shares within that particular block.

2.             Any block of shares that you include in this Addendum should consist only of shares that you bought on the same date and for the same price per share. If there is not enough space provided above, you may copy this Addendum as many times as necessary and complete each copy in accordance with these instructions.

3.             Under “Purchase Date”, provide the date on which you bought the corresponding block of shares of CCIT Common Stock.

4.             Under “Number of Shares”, provide the number of shares of CCIT Common Stock that you bought on the same date for the same price.

5.             Under “Price per Share” and “Total Purchase Price”, provide the price per share and the total purchase price of the corresponding block of shares of CCIT Common Stock.

This Addendum is provided solely for the convenience of holders of CCIT Common Stock, for their individual tax positions. The blocks of stock that you include on this Addendum, and the order in which you list those blocks, may affect how you are taxed in connection with the Merger. Neither CCIT nor SIR, nor any of their respective affiliates, advisors or representatives, can provide you with any assurance about the effects of submitting the Cash Allocation Addendum and any designation made on this Addendum, including whether the IRS will accept the Cash Allocation Addendum as a basis for the tax treatment to you of your receipt of Merger Consideration. You are urged to consult your own tax advisor. You should also read the section in the proxy statement/prospectus titled “Material United States Federal Income Tax Considerations — Material United States Federal Income Tax Consequences of the Merger — Material United States Federal Income Tax Consequences of the Merger to Holders of CCIT Common Stock.”